Exhibit 13.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Gary W. McGann, Chief Executive Officer of Smurfit Kappa Funding plc, a public limited company organized under the laws of Ireland (“Smurfit Kappa Funding”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)                                     the Annual Report of Smurfit Kappa Funding on Form 20-F for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)                                  the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Smurfit Kappa Funding.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Smurfit Kappa Funding specifically incorporates it by reference.

Date: April 27, 2007

By:	/s/ Gary W. McGann
Name:	Gary W. McGann
Title:	Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ian J. Curley, Chief Financial Officer of Smurfit Kappa Funding plc, a public limited company organized under the laws of Ireland (“Smurfit Kappa Funding”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)                                     the Annual Report of Smurfit Kappa Funding on Form 20-F for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)                                  the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Smurfit Kappa Funding.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Smurfit Kappa Funding specifically incorporates it by reference.

Date: April 27, 2007

By:	/s/ Ian J. Curley
Name:	Ian J. Curley
Title:	Chief Financial Officer